UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2005

                             CHEVIOT FINANCIAL CORP.
               (Exact Name of Registrant as Specified in Charter)

            Federal                       0-50529                56-2423750
-----------------------------         ----------------       -----------------
(State or Other Jurisdiction)        (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                45211
------------------------------------                           -------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

          On July 19, 2005, Cheviot Financial Corp. announced its earnings for the quarter ended June 30, 2005. A copy of the press release dated July 19, 2005, detailing earnings for this period is attached as
          Exhibit 99.1 to this report.


Item 9.01  Financial Statements and Exhibits

          (a)  Financial Statements of businesses acquired. Not Applicable.

          (b)  Pro forma financial information. Not Applicable.

          (c)  Exhibits.

          The following Exhibit is attached as part of this report:


          99.1 Press release of Cheviot Financial Corp., dated July 19, 2005, announcing the company's earnings for the three and six months ended June 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                CHEVIOT FINANCIAL CORP.



DATE: July 19, 2005                 By:     /s/ Scott T. Smith
                                            ------------------
                                                Scott T. Smith
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     ------------

  99.1 Press release of Cheviot Financial Corp., dated July 19, 2005, announcing the company's earnings for the three and six months ended June 30, 2005.

Contact:          Thomas J. Linneman                      For immediate release
                  513-661-0457



      Cheviot Financial Corp. Reports Second-Quarter and Six Month Earnings


CINCINNATI, Ohio - July 19, 2005 - Cheviot Financial Corp. (NASDAQ: CHEV), the parent company of Cheviot Savings Bank, today reported net earnings in the second fiscal quarter of 2005 of $424,000, or 4 cents per share compared with net earnings of $590,000 for the second fiscal quarter of 2004. Net earnings for the six months ended June 30, 2005 of $1.1 million, or $.11 per share, an increase of $1.2 million over results of operations recorded in the comparable six month period in 2004.

The $166,000 decline in 2005 second quarter net earnings is due to a $97,000 increase in net interest and other income, and a $106,000 in federal taxes, which were more than offset by a $369,000 increase in general and administrative expense.

The enhanced 2005 six month results were generally driven by healthy increases of $250,000 in net interest income after provision for loan losses, and $75,000 in other income, as well as the absence of a $1.5 million charitable contribution in the 2004 six month period. These favorable aspects of 2005 operations were partially offset by an approximate $475,000 increase in general and administrative expense, reflective of increased incentive compensation and franchise tax costs associated with the Company's conversion to the stock form of ownership.

At June 30, 2005, Cheviot Financial Corp. had consolidated total assets of $281.2 million, total liabilities of $203.5 million, including deposits of $180.9 million, and shareholders' equity of $77.6 million, or 27.6% of total assets.

Cheviot Savings Bank was established in 1911 and currently has four full-service offices in Hamilton County, Ohio, as well as one loan production office in Mason, Ohio.

                                      # # #

Unaudited financial statements follow.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release which are not historical facts are forward-looking and involve risks and uncertainties. The company undertakes no obligation to update any forward-looking statement.


            CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (In thousands)
                                   (Unaudited)

                                                                         June 30,                       December 31,
                     ASSETS                                                2005                               2004

Cash and cash equivalents                                               $ 8,704                            $ 7,725
Investment securities                                                    53,582                             57,789
Loans receivable                                                        207,838                            203,842
Other assets                                                             11,042                              7,231
                                                                     ----------                           ---------
      Total assets                                                     $281,166                           $276,587
                                                                     ==========                           ========
      LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits                                                              $ 180,879                          $ 179,989
Advances from the FHLB                                                   20,985                             16,199
Other liabilities                                                         1,666                              2,459
                                                                     ----------                           ---------
      Total liabilities                                                 203,530                            198,647

Shareholders' equity                                                     77,636                             77,940
                                                                     ----------                           ---------
      Total liabilities and shareholders' equity                       $281,166                           $276,587
                                                                     ==========                           ========


                             Cheviot Financial Corp.
                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                        (In thousands, except share data)
                                   (Unaudited)

                                                           Six months ended                   Three months ended
                                                               June 30,                           June 30,
                                                       2005              2004               2005             2004
Total interest income                                  $ 6,923          $ 6,267           $ 3,494          $ 3,182
Total interest expense                                   2,250            1,876             1,182              927
                                                      --------         --------          --------         --------
      Net interest income                                4,673            4,391             2,312            2,255

Provision for losses on loans                               32               -                 32                -
                                                      --------         --------          --------         --------
      Net interest income after provision for
        losses on                                       l4,641            4,391             2,280            2,255

Other income                                               192              117               113               41
General, administrative and other expense                3,245            4,272             1,769            1,400
                                                       --------         --------          --------         --------
      Earnings before federal income taxes               1,588              236               624              896

Federal income taxes                                       525              338               200              306
                                                      --------         --------          --------         --------
      NET EARNINGS                                     $ 1,063           $ (102)            $ 424            $ 590
                                                      ========          ========          ========         ========
Basic earnings per share                                $ 0.11          $ (0.01)           $ 0.04           $ 0.06
                                                      ========          ========          ========         ========